Third Avenue Small-Cap Value Fund

Supplement dated September 5, 2014
to Prospectus dated February 28, 2014

Effective September 30, 2014, the following information supplements the Funds’ Prospectus dated February 28, 2014:

Update of named Portfolio Managers of the Third Avenue Small-Cap Value Fund

The following information supplements information on page 8 of the Prospectus under the heading “Portfolio Management.”

Effective September 30, 2014, the existing list of Portfolio Managers will be replaced with the following:

Robert L. Rewey, III, CFA, Team Leader. Portfolio Manager since 2014.

Tim Bui, Portfolio Manager since 2013.